=============
DOCUMENT 10.4
=============

                      AMENDED AND RESTATED
                 OPTION AND PURCHASE AGREEMENT

          This Amended and Restated Option and Purchase Agreement (this "Agreement") is made and entered into as of the 11th day of April, 1996, by and among OAR, Incorporated, a Colorado corporation ("Seller"), Pure Cycle Corporation, a Delaware corporation ("Buyer"), and INCO Securities Corporation ("INCO").

                            RECITALS

          43. On November 8, 1990, Seller and INCO entered into an Option and Purchase Agreement which was subsequently amended by Amendment Agreement No. 1 on February 12, 1991 and by Amendment
Agreement  No. 2 on August 12, 1992 (collectively, the  "Original
Agreement").

          44.       On October 28, 1994, a lawsuit entitled Apex Investment
Fund   II,  L.P.,  et  al.  v.  Colorado  State  Board  of   Land
Commissioners, et al., Case No. 95CV5405, was filed in the District Court of the City and County of Denver (the "Lawsuit").
The counterclaims in the Lawsuit question the validity of the OAR
Bonds and Notes (as defined in Section 1.1).

          45. On the date hereof, INCO assigned all of its rights and obligations under the Original Agreement to Buyer.

          46. The parties desire to amend and restate the Original Agreement to facilitate settlement of the Lawsuit.

                           AGREEMENT

           In consideration of the mutual promises, covenants, representations and warranties set forth herein, the existence and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

47.

                 DEFINITIONS AND PRIOR CLOSINGS

          (1) "OAR Bonds" consist of Water Revenue Bonds, Series 1988 M, issued by the Rangeview Metropolitan District, a quasi-
municipal corporation and political subdivision of the  State  of
Colorado  (the  "District"),  dated  December  7,  1988,  in  the principal  amount  of $12,439,840.  The "OAR  Notes"  consist  of
Water  Revenue  Notes,  Series 1987 A-L, issued  by  Lowry  Range
Metropolitan District (now the District) on August 3, 1987 in the
original  aggregate  principal amount of  $5,000,000.   The  "OAR
Second Closing Assets" are a portion of the OAR Bonds with a face value  of  $1,046,390.  The "OAR Interim Closing  Assets"  are  a
portion  of  the OAR Bonds with a face value of $2,124,490.   The
"August 12, 1992 Closing Assets" are a portion of the OAR Bonds with a face value of $3,640,000.

          (2)       The parties agree that an option to purchase the OAR
Bonds   and  the  OAR  Notes  (the  "Option")  was  acquired   on
November 8, 1990 by payment of an option payment in accordance with the Original Agreement, that the OAR Second Closing Assets were purchased in accordance with the Original Agreement on February 12, 1991, that the OAR Interim Closing Assets were purchased in accordance with the Original Agreement on August 13, 1991, and that the August 12, 1992 Closing Assets were purchased in accordance with the Original Agreement on August 12, 1992. On
August 12, 1992, the option extension fee required by the Original Agreement was also paid and Seller extended until on or before August 12, 2007 the Option to purchase all or any portion of the remaining OAR Bonds with a collective face value of $5,628,960 and the remaining OAR Notes with a collective face value of $5,000,000 (the "OAR Closing Assets"), at a price of $5,658,800, plus 9% per annum from August 12, 1992 to the date of the purchase. In light of the foregoing, the parties acknowledge that all references to events related to the closings of the purchase of the Option, the Second Closing Assets, the Interim
Closing Assets, and the August 12, 1992 Closing Assets have been deleted in this Agreement.

          (3) This Agreement amends and restates the Original Agreement with respect to remaining performance rights and obligations, but does not supersede the Original Agreement to the extent that the Original Agreement governed the prior closings hereunder or contained provisions which were intended to survive through or beyond the purchase of the OAR Closing Assets.

          (4) Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell Buyer the OAR Closing Assets for the Closing Consideration set forth in Article 2.

               49.

                         PURCHASE PRICE

           At the Closing (as defined in Section 3.1), Buyer and Seller shall enter into the agreement attached hereto as Exhibit A entitled Comprehensive Amendment Agreement No. 1 pursuant to which the Buyer grants Seller a right to a portion of the proceeds from the sale of certain water rights (the "Closing Consideration") which right shall represent the consideration for the OAR Closing Assets. In addition, the parties shall enter into the Second Amended and Restated Closing Escrow Instructions attached hereto as Exhibit B (the "Amended Escrow Instructions") which shall supersede and replace the Escrow Instructions entered into pursuant to the Original Agreement. Buyer shall also sign an agreement in the form of Schedule 3 to the Amended Escrow Instructions to assume the fees and expenses of the Escrow Agent (as defined in the Amended Escrow Instructions). Buyer and Seller shall also enter into a Memorandum of Agreement in the form attached hereto as Exhibit C (the "MOA") which is to be recorded in the real property records of Arapahoe County and the records of the Colorado Department of Natural Resources State Engineer, Division of Water Resources, regarding Seller's rights in the Closing Consideration and a release of the MOA in the form attached hereto as Exhibit D (the "Termination").

50.

                            CLOSING

          (1) The closing (the "Closing") hereunder shall be held on a mutually agreeable time and date which is coincident with the date the settlement agreement for the Lawsuit, to which this Agreement is attached as Exhibit 5, is executed (the "Settlement
Agreement").

          (2) The Closing shall be held in the offices of Davis, Graham & Stubbs LLP ("DGS") at 370 17th Street, Suite 4700,
Denver, Colorado 80202, or at such other place as the parties shall mutually agree.

          (3)       This Agreement, the Closing Consideration, the Amended
Escrow   Instructions  and  all  other  documents  delivered   in
connection  with the Closing shall be held in trust  by  DGS  for distribution on the Effective Date (as defined in the  Settlement
Agreement).   On  the Effective Date, DGS shall deliver  (i)  the
Amended  Escrow Instructions to the Escrow Agent along  with  the letter  required by the Amended Escrow Instructions from  DGS  to authorize  release of the OAR Closing Assets to the  District  on
Buyer's   behalf,  (ii)  the  Closing  Consideration  to  Seller,
(iii)  the  MOA  to the clerk and recorder's office  of  Arapahoe
County,   Colorado  and  the  Colorado  Department   of   Natural
Resources State  Engineer,  Division  of  Water  Resources,   for
recordation,  (iv)  the  Termination to  Hopper  and  Kanouff,  a
professional  corporation ("H and K"), c/o Ward  E.  Terry,  Jr.,
Seller's counsel, and (v) a set of original closing documents  to
each  party.   H  and  K  agrees to deliver the  Termination  (or
partial  terminations  provided  pursuant  to  Section  8.7,   if
applicable)  to  DGS  in  exchange for  the  payments  to  Seller
required  under Section 2.1(a) of the Closing Consideration.   If
the Settlement Agreement is terminated, DGS shall destroy all documents delivered at the Closing and this Agreement, except for the obligations of DGS hereunder, shall be null and void ab initio and shall have no force and effect.

51.

             SELLER'S REPRESENTATIONS AND COVENANTS

          (1) Seller represents and warrants that it has good and marketable title to the OAR Closing Assets, free and clear of all
security   interests,  liens,  pledges,  charges,   claims,   and
encumbrances, other than the terms and conditions of that certain Indenture of Mortgage and Trust between the District and Central
Bank of Denver dated December 7, 1988 (the "Trust Indenture"), a copy of which was attached as Exhibit F to the Original Agreement.

          (2) Seller represents and warrants that (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and (b) it has all requisite corporate power and authority to own and operate its properties and to carry on its business as and where now being conducted.

          (3) Seller represents and warrants that (a) all necessary consents and approvals have been obtained by it for the execution and delivery of this Agreement; (b) the execution and delivery of this Agreement by Seller has been duly and validly authorized and approved  by all necessary corporate action of Seller,  including
all   required   resolutions  of  its  board  of  directors   and
shareholders; and (c) this Agreement is a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

          (4) Seller represents and warrants that it has duly and timely paid all taxes, assessments, governmental charges and penalties due and payable by it, and there are no suits, actions, claims, investigations, inquiries or proceedings pending or threatened, or to its knowledge, contemplated against such Seller in respect of any taxes, assessments, governmental charges or penalties.

52.

             BUYER'S REPRESENTATIONS AND COVENANTS

          (1) Buyer represents that it is acquiring the OAR Closing Assets for its own account without view to the distribution of any portion thereof, except for the transfer of the OAR Closing
Assets to the District in compliance with the terms of the Settlement Agreement for cancellation, and that Buyer has no present intention of selling or otherwise disposing of any portion thereof in any transaction which would be in violation of any federal or state securities law.

          (2) Buyer represents that (a) it is aware that no federal or state agency has made any finding or determination as to the
fairness   of   this   investment,  nor  any  recommendation   or
endorsement with respect to this investment; (b) Buyer, by virtue of its own investment acumen and business experience is, or together with its advisor is, capable of evaluating the hazards and merits of participating in this investment; (c) Buyer can bear the economic risk of this investment; and (d) Buyer warrants that it was not organized or reorganized for the specific purpose of acquiring the OAR Closing Assets.

          (3) Buyer understands that the OAR Closing Assets have not been registered under the Securities Act of 1933, as amended (the
"Act"), or any state securities laws. Buyer agrees that it will not sell the OAR Closing Assets unless such assets subsequently are registered under the Act and any applicable state securities laws or exemptions from such registration requirements are available.

          (4) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
Buyer has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted.

          (5) Buyer represents and warrants that the execution and delivery of this Agreement by Buyer has been duly and validly authorized  and  approved by all necessary  corporate  action  of
Buyer,   including  appropriate  resolutions  of  the  board   of
directors of Buyer, and that this Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

53.

      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS TO CLOSE

           The obligations of Buyer under this Agreement with respect to the purchase and sale of the OAR Closing Assets shall be subject to the fulfillment on or prior to the date of the Closing of each of the following conditions:

               1. All of the representations and warranties by Seller contained in this Agreement shall be true and correct at and as of the date of the Closing as if restated on and as of such date. Seller shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the date of the Closing.

               2. Seller shall have delivered to Buyer a copy of a certificate as to the due incorporation and good standing of Seller in Colorado certified as of a recent date by the appropriate governmental authority.

               3. The Settlement Agreement shall have been executed and delivered by all parties thereto.

               4. There shall not have been instituted by any creditor of the Seller or other third party any suit or proceeding to restrain or invalidate this transaction or the transactions contemplated by the Amended and Restated Option and Purchase
          Agreement entered into among Buyer, the State of Colorado State
          Board of Land Commissioners and H.F. Riebesell, Jr., and INCO
          (the "CFC Agreement").

               5. All conditions precedent set forth in Article 6 of the CFC Agreement to Buyer's obligations to purchase the CFC Closing Assets (as that term is defined in the CFC Agreement) shall have been satisfied.

54.

      CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

           The obligations of Seller under this Agreement with respect to the purchase and sale of the OAR Closing Assets shall be subject to the fulfillment on or prior to the date of the Closing of each of the following conditions:

               1. All of the representations and warranties by Buyer contained in this Agreement shall be true and correct at and as of the date of the Closing as if restated on and as of such date. Buyer shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed and complied with by it on or prior to the date of the Closing.

               2. Buyer shall have delivered to Seller a copy of a certificate as to the due incorporation and good standing of Buyer in Delaware certified as of a recent date by the appropriate governmental authority.

               3. The Settlement Agreement shall have been executed and delivered by all parties thereto.

               4. There shall not have been instituted by any creditor of the Buyer or INCO or other third party any suit or proceeding to restrain or invalidate this transaction or the transactions contemplated by the CFC Agreement.

               5. All conditions precedent set forth in Article 7 of the CFC Agreement to obligations of the Sellers (as defined in the CFC Agreement) to sell the CFC Closing Assets shall have been satisfied.

55.

                         MISCELLANEOUS

          (1) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by first class mail, registered or certified, postage prepaid, by telecopy or by overnight courier to any other party at its address set forth below or to such other address as may from time to time be provided by one party to the others in accordance with this Section 8.1.

               1.             If to INCO:

                    INCO Securities Corporation
                    One New York Plaza
                    New York, New York  10004
                    Attention:  Richard L. Guido
                    Telecopy:  (212) 612-5873

               2.             If to Buyer:

                    Pure Cycle Corporation
                    5650 York Street
                    Commerce City, Colorado  80022
                    Attention:  Mark W. Harding
                    Telecopy:  (303) 292-3475

               3.             If to OAR:

                    OAR, Incorporated
                    3525 Diane Place
                    Greeley, CO  80634
                    Attention:  Willard G. Owens

           Notices delivered personally shall be effective upon delivery. Notices transmitted by telecopy shall be effective when received. Notices delivered by registered or certified mail or by overnight courier shall be effective on the date such notice is delivered to a proper address to which it is addressed, as set forth on the receipt of such registered or certified mail or of such courier.

          (2) All agreements made and entered into in connection with this transaction shall be binding upon and inure to the benefit
of  the  parties  hereto, their successors and  assigns.   Seller
hereby consents to the assignment by INCO to Buyer.

          (3)       This Agreement (including the Exhibits hereto) and the
Original   Agreement,  to  the  extent  not  superseded   hereby,
constitute  the  entire agreement and understanding  between  the parties with respect to the subject matter of this Agreement  and supersede  all  prior  agreements  and  understandings  oral  and written,  between the parties with respect to the subject  matter
hereof.   No alteration, modification or change of this Agreement
shall be valid except by an agreement in writing executed by  the
parties  hereto.   No  failure or delay by any  party  hereto  in
exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

          (4)       This Agreement may be executed in one or more
counterparts,  each  of  which  when  so  executed  shall  be  an
original,  but  all  of  which  together  shall  constitute   one
agreement.

          (5) If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement  and
the   application   of  such  provision  to  other   persons   or
circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          (6) This Agreement shall be interpreted, governed and construed in accordance with the internal laws of the State of Colorado.

          (7) If the payments required under Section 2.1(a) of the Closing Consideration are made in amounts necessitating partial terminations of the MOA, Seller agrees to execute partial terminations substantially in the form of the Partial Termination of Memorandum of Agreement attached hereto as Exhibit E and to provide such partial terminations to H and K for delivery to DGS in exchange for such installment payments.

          (8) The representations and warranties herein shall survive for a period of three years following the Effective Date.

IN WITNESS WHEREOF the parties have executed this Amended and Restated Option and Purchase Agreement as of the day and year first above written.

                              INCO:

                              INCO SECURITIES CORPORATION



                              By:
                                Title:

                              SELLER:

                              OAR,   INCORPORATED,   a   Colorado
                              corporation


                              By:
                                Willard G. Owens, President


                              BUYER:

                              PURE  CYCLE CORPORATION, a Delaware
                              corporation


                              By:
                                Thomas P. Clark, President


                              For purposes of Section 3.3:

                              DAVIS, GRAHAM & STUBBS LLP


                              By:
                                Wanda J. Abel, Partner
                              For purposes of Section 3.3

                              HOPPER  AND KANOUFF, a professional
                              corporation

                              By:
                                Title:

                            EXHIBITS


Exhibit A   Comprehensive Amendment Agreement No. 1
Exhibit B   Amended Escrow Instructions
Exhibit C   Memorandum of Agreement
Exhibit D   Termination of Memorandum of Agreement
Exhibit E  Partial Termination of Memorandum of Agreement


EXHIBIT A TO DOCUMENT 10.4
==========================

For Exhibit A to the Amended and Restated Option Purchase Agreement, which consists of Comprehensive Amendment Agreement No. 1 among Inco Securities Corporation, the Company, the State of Colorado acting through the State Board of Land Commissioners, and others, see DOCUMENT 10.7.

EXHIBIT B TO DOCUMENT 10.4
==========================

For Exhibit B to the Amended and Restated Option Purchase
Agreement, which consists of Amended Escrow Instructions among OAR, Incorporated, the Company, the State of Colorado State Board of Land Commissioners, H.F. Riebesell, Jr., and Colorado National
Bank, see DOCUMENT 10.6.

EXHIBIT C TO DOCUMENT 10.4
==========================

                    MEMORANDUM OF AGREEMENT

           THIS MEMORANDUM OF AGREEMENT ("Memorandum") is made this 11th day of April, 1996, among Pure Cycle Corporation, a Delaware corporation ("Pure Cycle"), 5650 York Street, Commerce City, Colorado 80022, OAR, Incorporated, a Colorado corporation ("OAR"), 3525 Diane Place, Greeley, Colorado 80634, and H.F. Riebesell, Jr., 5290 DTC Parkway, #150, Englewood, Colorado 80111.

                           WITNESSETH

          56. Pure Cycle, OAR, Riebesell and certain other persons have entered into a Comprehensive Amendment Agreement No. 1 dated
the   date  hereof  (the  "Agreement")  pursuant  to  which  OAR,
Riebesell  and  the State of Colorado, acting through  the  State
Board of Land Commissioners (the "State"), are entitled to certain payments upon the sale by Pure Cycle of certain water
(the  "Export  Water") conveyed to Pure Cycle by  the  State  and
Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado ("Rangeview"), pursuant to a deed dated the date hereof (the "Deed").

          57. As more particularly described in and subject to the Deed, the Export Water consists of the right to divert, sell and use  up  to a total gross volume of 1,165,000 acre feet  of  non-
tributary   and  not  non-tributary  water  on  and   under   the
approximately  24,567.21 acres, more or less, according  to  U.S.
Government survey, in Arapahoe County, Colorado more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                    Sections 33:  all; and 34: all

                     Township 5 South, Range 65 West of
               the 6th P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;  Section  34:  north  2,183.19
               feet.

                     Township  5 South,  Range  66
               West of the 6th P.M.,
                    Section 36:  all.

          58. Pursuant to Section 2.1(a) of the Agreement and provided all Obligations to the State (as such term is defined in Section 4.1 of the Agreement) then due and payable have been paid, the first $8,000,000 in Gross Proceeds (as such term is defined in Section 2.4 of the Agreement) from the sale or other disposition of the Export Water only is to be paid into a trust account with Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado 80202 for disbursement to OAR, Riebesell and the State in accordance with their interests as set forth in Section 2.1(a) of the Agreement.

          59. Until disbursement of $8,000,000 has been made to OAR, Riebesell and the State, in accordance with their interest therein as set forth in Section 2.1(a) of the Agreement and all Obligations of the State then due and payable have been paid, sales or other dispositions of the Export Water shall only be made in the manner and upon the terms set forth in Section 4.1 of the Agreement. OAR and the other Investors (as defined in the Agreement) have certain cure rights if the Obligations to the State have not been paid.

          60.       Upon disbursement of $8,000,000 to OAR, Riebesell and
the   State,   in   accordance   with   their   interests   under
Section 2.1(a) of the Agreement, this Memorandum shall have no force and effect and the parties agree to file a termination of this Memorandum.

          IN WITNESS WHEREOF, the parties have duly executed this Memorandum of Agreement as of the date noted above for the purpose of providing an instrument for recording.


                              PURE CYCLE CORPORATION



                              By:
                                 Thomas P. Clark, President



                              OAR, INCORPORATED



                              By:
                                 Willard G. Owens, President




                                 H.F. Riebesell, Jr.

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Thomas P. Clark, as
President of Pure Cycle Corporation, a Delaware corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public



STATE OF COLORADO   )
                    ) ss.
COUNTY OF _______   )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Willard G. Owens, as
President of OAR, Incorporated, a Colorado corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by H.F. Riebesell, Jr.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public

EXHIBIT D TO DOCUMENT10.4
=========================

             TERMINATION OF MEMORANDUM OF AGREEMENT

            THIS TERMINATION OF MEMORANDUM OF AGREEMENT ("Termination") is made this ___ day of __________, 199___, among Pure Cycle Corporation, a Delaware corporation ("Pure Cycle"), 5650 York Street, Commerce City, Colorado 80022, OAR, Incorporated, a Colorado corporation ("OAR"), 3525 Diane Place, Greeley, Colorado 80634, and H.F. Riebesell, Jr., 5290 DTC Parkway, #150, Englewood, Colorado 80111, or their respective successors and assigns.

                           WITNESSETH

          61. Pure Cycle, OAR, Riebesell and certain other persons have entered into a Comprehensive Amendment Agreement No. 1 dated
April __, 1996 (the "Agreement") pursuant to which OAR, Riebesell and the State of Colorado, acting through the State Board of Land
Commissioners (the "State") were entitled to certain payments upon the sale by Pure Cycle of certain water (the "Export Water") conveyed to Pure Cycle by the State and Rangeview Metropolitan
District, a quasi-municipal corporation and political subdivision of the State of Colorado ("Rangeview"), pursuant to a deed dated
April __, 1996 (the "Deed").

          62. On __________, 1996, the parties filed a Memorandum of Agreement in the clerk and recorder's office of Arapahoe County, Colorado at Book ____, Page ____, and in the Colorado Department of Natural Resources_Division of Water Resources, describing certain provisions of the Agreement (the "Memorandum").

          63. As more particularly described in and subject to the Deed, the Export Water consists of the right to divert, sell and use  up  to a total gross volume of 1,165,000 acre feet  of  non-
tributary   and  not  non-tributary  water  on  and   under   the
approximately  24,567.21 acres, more or less, according  to  U.S.
Government survey, in Arapahoe County, Colorado more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                    Sections 33:  all and 34: all.

                     Township 5 South, Range 65 West of  the  6th
               P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;  Section  34:  north  2,183.19
               feet.

                     Township  5 South,  Range  66
               West of the 6th P.M.,
                    Section 36:  all.

          64. Pursuant to Section 2.1(a) of the Agreement and provided all Obligations to the State (as such term is defined in Section 4.1 of the Agreement) then due and payable have been paid, the first $8,000,000 in Gross Proceeds (as such term is defined in Section 2.4 of the Agreement) from the sale or other disposition of the Export Water was to be paid into a trust account with Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado 80202 for disbursement to OAR, Riebesell and the State in accordance with Section 2.1(a) of the Agreement.

          65. In accordance with the terms of the Agreement, $8,000,000 has now been disbursed to OAR, Riebesell and the State and, as of the date of the payment of the full amount of such disbursements, all Obligations to the State due and payable as of such date, which are due and payable prior to the payments contemplated in Section 2.1(a) of the Agreement, have been paid in full to the State. The conditions of the Agreement have been fulfilled and the purpose of the Memorandum has been satisfied. Therefore, the Memorandum is hereby terminated and released of record.

          IN WITNESS WHEREOF, the parties have duly executed this Termination of Memorandum of Agreement effective as of the date noted above for the purpose of providing an instrument for recording.

                              PURE CYCLE CORPORATION



                              By:
                                 Thomas P. Clark, President


                              OAR, INCORPORATED



                              By:
                                 Willard G. Owens, President



                                 H.F. Riebesell, Jr.

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Thomas P. Clark, as
President of Pure Cycle Corporation, a Delaware corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public



STATE OF COLORADO   )
                    ) ss.
COUNTY OF _______   )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Willard G. Owens, as
President of OAR, Incorporated, a Colorado corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by H.F. Riebesell, Jr.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public

EXHIBIT E OF DOCUMENY 10.4
==========================

         PARTIAL TERMINATION OF MEMORANDUM OF AGREEMENT


           THIS PARTIAL TERMINATION OF MEMORANDUM OF AGREEMENT ("Partial Termination") is made this ___ day of __________, 199___, among Pure Cycle Corporation, a Delaware corporation ("Pure Cycle"), 5650 York Street, Commerce City, Colorado 80022, OAR, Incorporated, a Colorado corporation ("OAR"), 3525 Diane Place, Greeley, Colorado 80634, and H.F. Riebesell, Jr., 5290 DTC Parkway, #150, Englewood, Colorado 80111, or their respective successors or assigns.

                           WITNESSETH

          66. Pure Cycle, OAR, Riebesell and certain other persons have entered into a Comprehensive Amendment Agreement No. 1 dated
April __, 1996 (the "Agreement") pursuant to which OAR, Riebesell and the State of Colorado, acting through the State Board of Land
Commissioners (the "State"), were entitled to certain payments upon the sale by Pure Cycle of certain water (the "Export Water") conveyed to Pure Cycle by the State and Rangeview Metropolitan
District, a quasi-municipal corporation and political subdivision of the State of Colorado ("Rangeview"), pursuant to a deed dated
April __, 1996 (the "Deed").

          67. On __________, 1996, the parties filed a Memorandum of Agreement in the clerk and recorder's office of Arapahoe County, Colorado at Book ____, Page ____, and in the Colorado Department of Natural Resources_Division of Water Resources, describing certain provisions of the Agreement (the "Memorandum").

          68. As more particularly described in and subject to the Deed, the Export Water consists of the right to divert, sell and use  up  to a total gross volume of 1,165,000 acre feet  of  non-
tributary   and  not  non-tributary  water  on  and   under   the
approximately  24,567.21 acres, more or less, according  to  U.S.
Government survey, in Arapahoe County, Colorado more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                    Sections 33:  all and 34: all.

                     Township 5 South, Range 65 West of  the  6th
               P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;  Section  34:  north  2,183.19
               feet.


                     Township 5 South, Range 66 West of
               the 6th P.M.,
                    Section 36:  all.

          69. Pursuant to Section 2.1(a) of the Agreement and provided all Obligations to the State (as such term is defined in
Section 4.1 of the Agreement) then due and payable have been paid, the first $8,000,000 in Gross Proceeds (as such term is defined in Section 2.4 of the Agreement) from the sale or other disposition of the Export Water was to be paid into a trust account with Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Suite 4700, Denver, Colorado 80202 for disbursement to OAR, Riebesell and the State in accordance with Section 2.1(a) of the
Agreement.   OAR  and  the other Investors  (as  defined  in  the
Agreement) have certain cure rights if the Obligations to the State have not been paid.

          70. In accordance with the terms of the Agreement, $___________ has now been disbursed to OAR, Riebesell and the State and as of the date of such disbursements all Obligations to the State due and payable as of such date, which are due and payable prior to the payments contemplated in Section 2.1(a) of
the  Agreement,  have been paid in full to  the  State.   Certain
conditions of the Agreement have been partially fulfilled and the
purpose   of   the  Memorandum  has  been  partially   satisfied.
Accordingly the Memorandum is effective hereafter only with respect to Gross Proceeds of $____________ and the Memorandum shall hereafter so reflect.

          IN WITNESS WHEREOF, the parties have duly executed this Partial Termination of Memorandum of Agreement effective as of the date noted above for the purpose of providing an instrument for recording.

                              PURE CYCLE CORPORATION


                              By:
                                 Thomas P. Clark, President


                              OAR, INCORPORATED


                              By:
                                 Willard G. Owens, President



                                 H.F. Riebesell, Jr.

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Thomas P. Clark, as
President of Pure Cycle Corporation, a Delaware corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public



STATE OF COLORADO   )
                    ) ss.
COUNTY OF _______   )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by Willard G. Owens, as
President of OAR, Incorporated, a Colorado corporation.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public

STATE OF COLORADO   )
                    ) ss.
COUNTY OF ________  )

           The foregoing instrument was acknowledged before me this _____ day of ________________, 1996 by H.F. Riebesell, Jr.

          Witness my hand and official seal.

          My commission expires:                                .




                                  Notary Public